POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/ Susan W. Catherwood
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/  M. Walter D'Alessio
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Richard G. Gilmore of Bradenton, FL, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Richard G. Gilmore
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Richard H. Glanton of Philadelphia, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Richard H. Glanton
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, James A. Hagen of Wilmington, North Carolina, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   James A. Hagen
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Kinnaird R. McKee of Oxford, MD, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Kinnaird R. McKee
                                        ----------------------------------------

DATE: 2/3/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Joseph J. McLaughlin
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Dr. John M. Palms of Columbia, SC, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Dr. John M. Palms
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Joseph F. Paquette, Jr. of Gladwyne, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Joseph F. Paquette, Jr.
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Ronald Rubin of Narberth, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Ronald Rubin
                                        ----------------------------------------

DATE: 1/30/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Robert Subin of Blue Bell, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Robert Subin
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, R. Keith Elliott of Mendenhall, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   R. Keith Elliott
                                        ----------------------------------------

DATE: 1/26/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, G. Fred DiBona, Jr. of Bryn Mawr, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   G. Fred DiBona, Jr.
                                        ----------------------------------------

DATE: 2/3/98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Daniel L. Cooper of Wyomissing, PA, do hereby appoint C. A. MC NEILL, JR. attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1997 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                        /S/   Daniel L. Cooper
                                        ----------------------------------------

DATE: 1/26/98